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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):    April 28, 2000
                                                      ------------------



                         FAIRPOINT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)


           Delaware                    333-56365            13-3725229
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  (State or other jurisdiction     (Commission File     (IRS Employer
     of incorporation)                 Number)          Identification No.)



      521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
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              (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 344-8150
                                                          ---------------



                            MJD COMMUNICATIONS, INC.
                            ------------------------
        (Former name or former address, if changed since last report):
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Item 5. Other Events

      On April 28, 2000, MJD Communications, Inc., a Delaware corporation (the "Company"), amended and restated its Certificate of Incorporation to change its legal name to FairPoint Communications, Inc. The Company issued a press release (the "Press Release") announcing the name change. The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.        Exhibits


               99.1  Press Release, dated April 28, 2000
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                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FAIRPOINT COMMUNICATIONS, INC.



                           By:   /s/ Walter E. Leach, Jr.
                               ---------------------------------
                               Walter E. Leach, Jr.
                               Senior Vice President and Chief
                               Financial Officer



Date: May 10, 2000
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                                 EXHIBIT INDEX




 Exhibit No.                 Exhibit
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    99.1       Press Release, dated April 28, 2000